                                   AGREEMENT

                                 March 7, 1996

Chesapeake Exploration Limited Partnership,
   an Oklahoma limited partnership
Chesapeake Energy Corporation
6104 N. Western
Oklahoma City, OK 73118

         Re: Amended and Restated Credit Agreement dated as of March 22, 1994, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 27, 1994, the Second Amendment to Amended and Restated Credit Agreement dated as of May 25, 1995 and the Third Amendment to Amended and Restated Credit Agreement dated as of February 5, 1996 (as so amended, the "Credit Agreement") among Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership ("Borrower"), Chesapeake Energy Corporation ("CEC") and Union Bank ("Lender")

Gentlemen:

         You have requested, and Lender has agreed, to amend the definition of "Companies" in the Credit Agreement to exclude Chesapeake Energy Marketing, Inc. In consideration of the mutual covenants and agreements contained herein and in the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and CEC agree as follows:

         1. The definition of "Companies" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "'Companies' means any of Borrower, CEC and any
                 subsidiary of CEC (except, however, Chesapeake Gas Development Corporation and Chesapeake Energy Marketing, Inc.)."

         2. The Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

         3. This Agreement is a Loan Document and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto. Any capitalized terms used herein have the meanings given them in the Credit Agreement.

         4. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         Please indicate your agreement to the foregoing by signing where indicated below.

                                    Yours very truly,

                                    UNION BANK

                                    By: /s/ RANDALL L. OSTERBERG
                                        -------------------------------------
                                        Randall L. Osterberg
                                        Vice President

AGREED TO AS OF THE DATE FIRST
WRITTEN ABOVE

CHESAPEAKE EXPLORATION LIMITED
PARTNERSHIP

By: CHESAPEAKE OPERATING, INC.,
    its general partner

    By: /s/ AUBREY K. MCCLENDON
        -------------------------------
        Aubrey K. McClendon,
        President

CHESAPEAKE ENERGY CORPORATION


By: /s/ AUBREY K. MCCLENDON
    ------------------------------------
    Aubrey K. McClendon
    Chief Executive Officer

                             CONSENT AND AGREEMENT

         Chesapeake Energy Corporation ("CEC") hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms its Amended and Restated Guaranty Agreement dated as of December 27, 1994 made by CEC for the benefit of Lender, and agrees that CEC's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE ENERGY CORPORATION



                                    By: /s/ AUBREY K. MCCLENDON
                                        -------------------------------------
                                        Aubrey K. McClendon,
                                        Chief Executive Officer

                             CONSENT AND AGREEMENT

         The undersigned hereby consent to the provisions of this Agreement and the transactions contemplated herein, and hereby ratify and confirm the Intercompany Subordination Agreement dated as of March 22, 1994 made for the benefit of Lender, and agree that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE EXPLORATION LIMITED
                                    PARTNERSHIP, as successor of
                                    Chesapeake Exploration Company

                                    By: CHESAPEAKE OPERATING, INC.,
                                        its general partner

                                        By: /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                            Aubrey K. McClendon, President

                                    CHESAPEAKE ENERGY CORPORATION

                                    By:  /s/ AUBREY K. MCCLENDON
                                         -------------------------------------
                                         Name:
                                         Title:

                                     CHESAPEAKE OPERATING, INC.

                                     By: /s/ AUBREY K. MCCLENDON
                                         -------------------------------------
                                         Name:
                                         Title:

                                     SANDER TRUCKING COMPANY, INC.

                                     By: /s/ AUBREY K. MCCLENDON
                                         -------------------------------------
                                         Name:
                                         Title:

                                     WHITMIRE DOZER SERVICE, INC.

                                     By: /s/ AUBREY K. MCCLENDON
                                         -------------------------------------
                                         Name:
                                         Title:

                                     LINDSAY OIL FIELD SUPPLY, INC.

                                     By: /s/ AUBREY K. MCCLENDON
                                         -------------------------------------
                                         Name:
                                         Title:

                             CONSENT AND AGREEMENT

         The undersigned hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms the Intercompany Subordination Agreement dated as of December 27, 1994 made for the benefit of Lender, and agrees that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE GAS DEVELOPMENT CORPORATION

                                    By: /s/ AUBREY K. MCCLENDON
                                        -------------------------------------
                                        Name:
                                        Title:

                                   AGREEMENT

                                 March 8, 1996

Chesapeake Exploration Limited Partnership,
   an Oklahoma limited partnership
Chesapeake Energy Corporation
6104 N. Western
Oklahoma City, OK 73118

         Re: Amended and Restated Credit Agreement dated as of March 22, 1994, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 27, 1994, the Second Amendment to Amended and Restated Credit Agreement dated as of May 25, 1995, the Third Amendment to Amended and Restated Credit Agreement dated as of February 5, 1996, and the Agreement dated as of March 7, 1996 (as so amended, the "Credit Agreement") among Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership ("Borrower"), Chesapeake Energy Corporation ("CEC") and Union Bank ("Lender")

Gentlemen:

         You have requested, and Lender has agreed, to increase the Borrowing Base. In consideration of the mutual covenants and agreements contained herein and in the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and CEC agree as follows:

         1. The first sentence of Section 3.06(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "At any time during the period from March 1, 1996 until the first Redetermination Date occurring thereafter, the amount of the Borrowing Base shall be an amount equal to $35,000,000 minus the sum of all Reductions to such date."

         2. The Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

         3. This Agreement is a Loan Document and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto. Any capitalized terms used herein have the meanings given them in the Credit Agreement.

         4. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         5. This Agreement shall become effective when (i) Lender shall have received a counterpart of this Agreement executed by Borrower and CEC and (ii) Borrower has paid to Lender a facility fee of $37,500 (.375% of the increase in the Borrowing Base).

         Please indicate your agreement to the foregoing by signing where indicated below.

                                    Yours very truly,

                                    UNION BANK

                                    By: /s/ RANDALL L. OSTERBERG
                                        -------------------------------------
                                        Randall L. Osterberg
                                        Vice President

AGREED TO AS OF THE DATE FIRST
WRITTEN ABOVE

CHESAPEAKE EXPLORATION LIMITED
PARTNERSHIP

By: CHESAPEAKE OPERATING, INC.,
    its general partner

    By: /s/ AUBREY K. McCLENDON
        --------------------------------
        Aubrey K. McClendon,
        President

CHESAPEAKE ENERGY CORPORATION

By: /s/ AUBREY K. McCLENDON
    ------------------------------------
    Aubrey K. McClendon
    Chief Executive Officer

                             CONSENT AND AGREEMENT

         Chesapeake Energy Corporation ("CEC") hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms its Amended and Restated Guaranty Agreement dated as of December 27, 1994 made by CEC for the benefit of Lender, and agrees that CEC's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE ENERGY CORPORATION

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                    Aubrey K. McClendon,
                                    Chief Executive Officer

                             CONSENT AND AGREEMENT

         The undersigned hereby consent to the provisions of this Agreement and the transactions contemplated herein, and hereby ratify and confirm the Intercompany Subordination Agreement dated as of March 22, 1994 made for the benefit of Lender, and agree that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE EXPLORATION LIMITED
                                    PARTNERSHIP, as successor of
                                    Chesapeake Exploration Company

                                    By: CHESAPEAKE OPERATING, INC., its
                                        general partner

                                        By: /s/ Aubrey K. McClendon
                                           ----------------------------------
                                           Aubrey K. McClendon,
                                           President

                                    CHESAPEAKE ENERGY CORPORATION

                                    By: /s/ Aubrey K. McClendon
                                        -------------------------------------
                                        Name:
                                        Title:

                                    CHESAPEAKE OPERATING, INC.

                                    By: /s/ Aubrey K. McClendon
                                        -------------------------------------
                                        Name:
                                        Title:

                                    SANDER TRUCKING COMPANY, INC.

                                    By: /s/ Aubrey K. McClendon
                                        -------------------------------------
                                        Name:
                                        Title:

                                    WHITMIRE DOZER SERVICE, INC.

                                    By: /s/ Aubrey K. McClendon
                                        -------------------------------------
                                        Name:
                                        Title:

                                     LINDSAY OIL FIELD SUPPLY, INC.

                                     By: /s/ Aubrey K. McClendon
                                        -------------------------------------
                                        Name:
                                        Title:

                             CONSENT AND AGREEMENT

         The undersigned hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms the Intercompany Subordination Agreement dated as of December 27, 1994 made for the benefit of Lender, and agrees that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE GAS DEVELOPMENT CORPORATION

                                    By: /s/ Aubrey K. McClendon
                                        -------------------------------------
                                        Name:
                                        Title:

                                   AGREEMENT

                                 March 27, 1996

Chesapeake Exploration Limited Partnership,
   an Oklahoma limited partnership
Chesapeake Energy Corporation
6104 N. Western
Oklahoma City, OK 73118

         Re: Amended and Restated Credit Agreement dated as of March 22, 1994, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 27, 1994, the Second Amendment to Amended and Restated Credit Agreement dated as of May 25, 1995, the Third Amendment to Amended and Restated Credit Agreement dated as of February 5, 1996, and the Agreement dated as of March 7, 1996 (as so amended, the "Credit Agreement") among Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership ("Borrower"), Chesapeake Energy Corporation ("CEC") and Union Bank ("Lender")

Gentlemen:

         You have requested, and Lender has agreed, to provide a $10,000,000 line of credit. In consideration of the mutual covenants and agreements contained herein and in the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and CEC agree as follows:

         1. Definitions. The definition of "Loans" in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "'Loans' means the Revolving Loans, the Term Loan and the Line of Credit, and each, individually, a Loan."

         The definition of "Notes" in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "'Notes' means the Revolving Note, the Term Note, the Line of Credit Note and all renewals and extensions thereof and/or replacements or substitutions therefor."

         The first sentence of the definition of "Revolving Commitment" in
Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "'Revolving Commitment', at any time, means $35,000,000, less the sum of all reductions pursuant to Section 2.04."

         2. Line of Credit. The following Article Three-A is hereby added to the Credit Agreement immediately following Article Three:

                                ARTICLE THREE-A

                                 LINE OF CREDIT

                 3A.01. Line of Credit. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower, on a revolving basis in one or more Advances (the "Line of Credit") during the period beginning on March 27, 1996 and ending on April 29, 1996, the amounts requested by Borrower in writing to Lender, so long as the aggregate principal amount of Advances outstanding at any time under the Line of Credit does not exceed $10,000,000 (the "Line of Credit Commitment").

                 The Borrower must give at least one Business Day's prior written notice of any requested Advance under the Line of Credit. Upon fulfillment of all applicable conditions with respect to an Advance under the Line of Credit, the Lender shall pay or deliver federal or other immediately available funds to the order of the Borrower at the Borrower's operating account at the principal office of the Lender in the amount of the requested Advance.

                 3A.02. Line of Credit Commitment Fee. The Borrower agrees to pay to the Lender in arrears on April 30, 1996 (the "Line of Credit Maturity Date") a commitment fee computed at a rate per annum (calculated and computed on the basis of the actual days elapsed) equal to three-eighths of one percent (0.375%) on the average daily unborrowed amount of the Line of Credit Commitment.

                 3A.03. Use of Proceeds. The proceeds of the Line of Credit shall be used to support CEC's cash collateral obligations under that certain Commodity Hedge Agreement between Banque Paribas and CEC, as in effect on March 26, 1996.

                 3A.04. Line of Credit Note. The Advances made under Section 3A.01 shall be evidenced by a promissory note of the Borrower (the "Line of Credit Note") in the form of Exhibit "3A-1", which note shall (i) be dated March 27, 1996, (ii) be in the principal amount of the Line of Credit Commitment, (iii) bear interest in accordance with
         Section 3A.05 and (iv) be payable to the order of Lender at its principal office or at such other place as the Lender shall designate.

                 3A.05. Interest Rate. Borrower may from time to time designate all or any portion of the outstanding Line of Credit as a Fixed Rate Portion; provided that without the consent of Lender Borrower may make no such election during the continuance of a Default. Each election by Borrower of a Fixed Rate Portion shall be made in accordance with and subject to the provisions of Section 3.03 hereof. The Base Rate Portion of the Line of Credit outstanding from day to day shall bear interest at the rate per annum from day to day equal to the lesser of
         (i) the Adjusted Base Rate, or (ii) the Maximum Rate. Each Fixed Rate Portion of the Line of Credit outstanding from day to day shall bear interest on each day during the related Interest Period at the related Line of Credit Fixed Rate (as defined below) in effect as of such day for such Fixed Rate Portion. After maturity, which shall include, without limitation, the maturity stated or by acceleration, the principal of and overdue interest on the Line of Credit Note and all other obligations shall bear interest, to the extent permitted by law, from such maturity until the date paid at a rate per annum from day to day equal to the Default Rate.

                 For purposes of this Section 3A.05 the term "Line of Credit Fixed Rate" means, with respect to each particular Fixed Rate Portion and the associated Eurodollar Rate and Reserve Percentage, the rate per annum calculated by Lender (rounded upwards, if necessary, to the next higher 0.01%) determined on a daily basis pursuant to the following formula:

         Fixed Rate  =

         Eurodollar Rate
         ---------------------------  + A
         100.0% - Reserve Percentage

         where A shall mean 1.875%.

                 3A.06. Principal Payments. The unpaid principal balance, together with accrued and unpaid interest thereon, of the Line of Credit Note shall be due and payable on the Line of Credit Maturity Date. If at any time Banque Paribas releases cash collateral under the Commodity Hedge Agreement, Borrower shall promptly thereafter make a prepayment of the Line of Credit Note in an amount equal to such released cash collateral.

         3. Conditions Precedent. This Agreement shall become effective as of the date first above written when, and only when, Borrower shall have paid to Lender a facility fee of $37,500, and Lender shall have received, at Lender's office:

                 (i) a counterpart of this Agreement executed and delivered by Borrower and CEC, along with the Line of Credit Note,

                 (ii) Lender shall received a certificate of the general partner of Borrower dated the date of this Agreement certifying that attached thereto is a true and complete copy of a certificate of authority adopted by the general partner of Borrower authorizing the execution, delivery and performance of this Agreement and the Line of Credit Note and certifying the true signatures of the officer of

         Borrower authorized to sign this Agreement and the Line of Credit Note, and

                 (iii) an opinion of legal counsel for the Borrower, addressed to Lender, to the effect that this Agreement and the Line of Credit Note have been duly authorized, executed and delivered by Borrower and that the Credit Agreement and the Line of Credit Note constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors, rights generally from time to time in effect).

         4. Ratification. The Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

         5. Loan Document. This Agreement and the Line of Credit Note are each a Loan Document and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto. Any capitalized terms used herein have the meanings given them in the Credit Agreement.

         6. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         Please indicate your agreement to the foregoing by signing where indicated below.

                                    Yours very truly,

                                    UNION BANK

                                    By: /s/ RANDALL L. OSTERBERG
                                        -------------------------------------
                                        Randall L. Osterberg
                                        Vice President

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name: Aubrey K. McClendon
                                        Title:

AGREED TO AS OF THE DATE FIRST
WRITTEN ABOVE

CHESAPEAKE EXPLORATION LIMITED
PARTNERSHIP

By: CHESAPEAKE OPERATING, INC.,
    its general partner

    By: /s/ AUBREY K. McCLENDON
        ------------------------------
        Aubrey K. McClendon,
        President

CHESAPEAKE ENERGY CORPORATION

By: /s/ AUBREY K. McCLENDON
    -----------------------------------
    Aubrey K. McClendon
    Chief Executive Officer

                             CONSENT AND AGREEMENT

         Chesapeake Energy Corporation ("CEC") hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms its Amended and Restated Guaranty Agreement dated as of December 27, 1994 ("Guaranty Agreement") made by CEC for the benefit of Lender, and agrees that CEC's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. CEC hereby further acknowledges and agrees that the Line of Credit Note is a "Note" for purposes of the definition of "Guaranteed Debt" in the Guaranty Agreement.

                                    CHESAPEAKE ENERGY CORPORATION

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Aubrey K. McClendon,
                                        Chief Executive Officer

                             CONSENT AND AGREEMENT

         The undersigned hereby consent to the provisions of this Agreement and the transactions contemplated herein, and hereby ratify and confirm the Intercompany Subordination Agreement dated as of March 22, 1994 made for the benefit of Lender, and agree that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE EXPLORATION LIMITED
                                    PARTNERSHIP, as successor of
                                    Chesapeake Exploration Company

                                    By: CHESAPEAKE OPERATING, INC., its
                                        general partner

                                        By: /s/ AUBREY K. McCLENDON
                                            ----------------------------------
                                            Aubrey K. McClendon,
                                            President

                                    CHESAPEAKE ENERGY CORPORATION

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:
                                        Title:

                                    CHESAPEAKE OPERATING, INC.

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:
                                        Title:

                                    SANDER TRUCKING COMPANY, INC.

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:
                                        Title:

                                    WHITMIRE DOZER SERVICE, INC.

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:
                                        Title:

                                    LINDSAY OIL FIELD SUPPLY, INC.

                                    By: /s/ AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:
                                        Title:

                             CONSENT AND AGREEMENT

         The undersigned hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms the Intercompany Subordination Agreement dated as of December 27, 1994 made for the benefit of Lender, and agrees that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE GAS DEVELOPMENT CORPORATION

                                    By:    /s/  AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:   Aubrey K. McClendon
                                        Title:

                             CONSENT AND AGREEMENT

         The undersigned hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms the Intercompany Subordination Agreement dated as of February 5, 1996 made for the benefit of Lender, and agrees that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                    CHESAPEAKE ENERGY MARKETING, INC.

                                    By:     /s/  AUBREY K. McCLENDON
                                        -------------------------------------
                                        Name:    Aubrey K. McClendon
                                        Title:

           FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "Amendment") is made as of the 2nd day of April, 1996 by and among Chesapeake Exploration Limited Partnership, an Oklahoma limited partnership, ("Borrower"), Chesapeake Energy Corporation, a Delaware corporation ("CEC") and Union Bank ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower (as successor of Chesapeake Exploration Company, an Oklahoma general partnership), CEC as guarantor and Lender entered into that certain Amended and Restated Credit Agreement dated as of March 22, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 27, 1994, that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 25, 1995, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 5, 1996 that certain Agreement dated as of March 7, 1996, that certain Agreement dated as of March 8, 1996, and that certain Agreement dated as of March 27, 1996 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, CEC and Lender desire to amend the Original Agreement as expressly set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                 "Amendment" means this Fourth Amendment to Amended and Restated Credit Agreement.

                 "Credit Agreement" means the Original Agreement as amended hereby.

                                  ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT

         Section 2.1.     Amendments to Definitions.

         (a)     The definitions of "Indenture" and "Indenture Documents" in
Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

                 "'Indenture' means any of (i) that certain Indenture entered into among CEC, the Subsidiary Guarantors (as defined therein) and the Trustee, setting forth the terms and conditions of the FORTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($47,500,000.00) of First Indenture Notes issued by CEC and the guaranties thereof by the Subsidiary Guarantors; (ii) that certain Indenture entered into among CEC, the Subsidiary Guarantors (as defined therein) and the Trustee, setting forth the terms and conditions of the NINETY MILLION DOLLARS ($90,000,000.00) of Second Indenture Notes issued by CEC and the guaranties thereof by the Subsidiary Guarantors; or (iii) that certain Indenture entered into among CEC, the Subsidiary Guarantors (as defined therein) and the Trustee, setting forth the terms and conditions of Third Indenture Notes in an amount of up to ONE HUNDRED TWENTY FIVE MILLION DOLLARS ($125,000,000.00) issued by CEC and the guaranties thereof by the Subsidiary Guarantors."

                 "'Indenture Documents' means one or more of the Indenture, the Indenture Notes, the Offering Memoranda, the warrant agreements and the purchase agreement or agreements with the purchasers pursuant to the Offering Memoranda, each of the foregoing in the form of the drafts attached hereto with such changes thereto as the Lender, the Trustee and CEC reasonably agree, and any and all other agreements or documents (and any amendments or supplements thereto or modifications or restatements thereof) executed or delivered pursuant to the terms of any Indenture or in connection therewith."

         (b) The definitions of "Indenture Notes" and "Offering Memorandum" in the Original Agreement are deleted and the following definitions of "Indenture Notes", "Offering Memoranda", and "Third Indenture Notes" are hereby added to Section 1.01 of the Original Agreement:

                 "'Indenture Notes' means the First Indenture Notes, the Second Indenture Notes and the Third Indenture Notes."

                 "'Offering Memoranda' means (i) the final offering memorandum dated March 31, 1994 with respect to the First Indenture Notes and warrants to be issued in connection with the First Indenture Notes;
         (ii) the final offering memorandum dated May 18, 1995 with respect to the Second

         Indenture Notes; and (iii) the prospectus dated April 3, 1996 with respect to the Third Indenture Notes."

                 "'Third Indenture Notes' means all of the Senior Notes due 2006 in the aggregate principal amount of up to ONE HUNDRED TWENTY FIVE MILLION DOLLARS ($125,000,000.00) to be issued by CEC pursuant to the April 1, 1996 Indenture.

         Section 2.2. Amendment to Negative Covenants.

Section 7.11 of the Original Agreement is hereby amended to read as follows:

                 "7.11. Indenture Notes. No Company will directly or indirectly, (i) amend or modify any terms of any of the Indenture Documents (other than amendments or modifications of the type permitted under Article Nine of any Indenture which would not otherwise be a Default or Event of Default hereunder), (ii) repurchase, redeem, prepay, whether optional or, subject to clause
         (iii) hereof, mandatory, or defease any of the Indenture Notes (other than scheduled payments of accrued interest) or (iii) take any action or fail to take any action which would obligate CEC or any Company to repurchase, redeem or prepay any of the Indenture Notes other than scheduled payments of accrued interest and the scheduled mandatory redemption of 25% of the original principal amount of the First Indenture Notes on March 1 of 1998, 1999, 2000 and 2001."

         Section 2.3. Amendments to Events of Default.

         Section 8.01 (k) of the Original Agreement is hereby amended in its entirety to read as follows:

                 "(k) Either (i) any principal amount of any of the Indenture Notes shall be subject to a required repurchase, redemption or prepayment (including without limitation under or pursuant to Article Three, Article Four or Article Eight of any Indenture) other than the scheduled mandatory redemption of 25% of the original payment amount of the First Indenture Notes on March 1 of 1998, 1999, 2000 and 2001 or (ii) an Event of Default (as defined in any Indenture) shall occur under any Indenture."

                                  ARTICLE III.

                          CONDITIONS OF EFFECTIVENESS

         Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when, and only when, (i) Lender shall have received, at Lender's office, a counterpart of this Amendment executed and delivered by Borrower and (ii) Lender shall have received a certificate of the general partner of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of a certificate of authority adopted by the general partner of Borrower authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment, along with such supporting documents as Lender may reasonably request.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         4.1. Representations and Warranties of Borrower and CEC. In order to induce Lender to enter into this Amendment, Borrower and CEC represent and warrant to Lender that:

                 (a)      The representations and warranties contained in
         Article V, subsections 5.01 to 5.21, inclusive, of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                 (b) Borrower and CEC are duly authorized to execute and deliver this Amendment and are and will continue to be duly authorized to borrow monies and to perform their obligations under the Credit Agreement. Borrower and CEC have duly taken all partnership and corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower and CEC hereunder.

                 (c) The execution and delivery by Borrower and CEC of this Amendment, the performance by Borrower and CEC of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the partnership agreement of Borrower or the articles of incorporation and bylaws of CEC, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower and CEC, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower and CEC. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower and CEC of this Amendment or to consummate the transactions contemplated hereby.

                 (d) When duly executed and delivered, this Amendment and the Credit Agreement will each be a legal and binding obligation of Borrower and CEC, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors, rights and by equitable principles of general application.

                 (e) The audited annual Consolidated financial statements of CEC dated as of June 30, 1995, and the unaudited quarterly Consolidated financial statements of CEC dated as of December 31, 1995 fairly present CEC's Consolidated financial position at such dates and the Consolidated results of CEC's operations and changes in CEC's Consolidated cash flow for the respective periods thereof. Copies of such financial statements have heretofore been delivered to Lender. Since December 31, 1995, no material adverse change has occurred in the financial condition or businesses of Borrower or in the Consolidated financial condition or businesses of CEC.

                                   ARTICLE V.

                                 MISCELLANEOUS

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and CEC herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or CEC or any Company hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower and CEC under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.

                                    BORROWER:

                                    CHESAPEAKE EXPLORATION LIMITED
                                    PARTNERSHIP

                                    By: CHESAPEAKE OPERATING, INC.,
                                        its general partner

                                        By: /s/ AUBREY K. McCLENDON
                                           ----------------------------------
                                           Aubrey K. McClendon, President

                                    LENDER:

                                    UNION BANK

                                    By:  /s/  RANDALL L. OSTERBERG
                                       --------------------------------------
                                       Randall L. Osterberg,
                                       Vice President

                                    By:  /s/  AUBREY K. McCLENDON
                                       --------------------------------------
                                       By:    Aubrey K. Mcclendon
                                       Title:

                             CONSENT AND AGREEMENT

         Chesapeake Energy Corporation ("CEC") hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms its Amended and Restated Guaranty Agreement dated as of December 27, 1994 made by CEC for the benefit of Lender, and agrees that CEC's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

         IN WITNESS WHEREOF, this Consent and Agreement is executed this 2nd day of April, 1996.

                                    CHESAPEAKE ENERGY CORPORATION

                                    By:  /s/  AUBREY K. McCLENDON
                                       --------------------------------------
                                       Aubrey K. McClendon,
                                       Chief Executive Officer

                             CONSENT AND AGREEMENT

         The undersigned hereby consent to the provisions of this Amendment and the transactions contemplated herein, and hereby ratify and confirm the Intercompany Subordination Agreement dated as of March 22, 1994 made for the benefit of Lender, and agree that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

         IN WITNESS WHEREOF, this Consent and Agreement is executed this 2nd day of April, 1996.

                                    CHESAPEAKE EXPLORATION LIMITED
                                    PARTNERSHIP, as successor of
                                    Chesapeake Exploration Company

                                    By: CHESAPEAKE  OPERATING, INC., its
                                        general partner

                                        By:  /s/  AUBREY K. McCLENDON
                                           -----------------------------------
                                           Aubrey K. McClendon, President

                                    CHESAPEAKE ENERGY CORPORATION

                                    By:  /s/  AUBREY K. McCLENDON
                                       ---------------------------------------
                                        Name: Aubrey K. McClendon
                                        Title:

                                    CHESAPEAKE OPERATING, INC.

                                    By:  /s/  AUBREY K. McCLENDON
                                        --------------------------------------
                                        Name: Aubrey K. McClendon
                                        Title:

                                    SANDER TRUCKING COMPANY, INC.

                                    By:   /s/  AUBREY K. McCLENDON
                                        --------------------------------------
                                        Name:  Aubrey K. McClendon
                                        Title:

                                    WHITMIRE DOZER SERVICE, INC.

                                    By: /s/ AUBREY K. McCLENDON
                                        --------------------------------------
                                        Name:
                                        Title:

                                    LINDSAY OIL FIELD SUPPLY, INC.

                                    By: /s/ AUBREY K. McCLENDON
                                        --------------------------------------
                                        Name:
                                        Title:

                             CONSENT AND AGREEMENT

         The undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Intercompany Subordination Agreement dated as of December 27, 1994 made for the benefit of Lender, and agrees that the undersigned's obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

         IN WITNESS WHEREOF, this Consent and Agreement is executed this 2nd day of April, 1996.

                                    CHESAPEAKE GAS DEVELOPMENT CORPORATION

                                    By: /s/ AUBREY K. McCLENDON
                                        --------------------------------------
                                        Name:
                                        Title: